SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                    [ ]  Confidential, For Use
of the Commission Only
           (As Permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           THE WORLD GOLF LEAGUE, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

                           THE WORLD GOLF LEAGUE, INC.
                         2139 STATE ROAD 434, SUITE 101
                             LONGWOOD, FLORIDA 32779
                                  (407) 331-6272

               TO THE STOCKHOLDERS OF THE WORLD GOLF LEAGUE, INC.

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of The World Golf League, Inc., a Delaware corporation (the "Company" or "World Golf"), will be held at * (New York time), on *, 2006 at *, for the following purposes:

1. To amend the Company's certificate of incorporation to change the Company's name from The World Golf League, Inc. to WGL, Inc;

2. To amend the Company's certificate of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company from 2,500,000,000 shares to 10,000,000,000 shares;

3. To ratify the selection of Malone & Bailey PC as our independent registered public accounting firm for the fiscal year ending December 31, 2006;

4.   To adopt  the  Company's  2006  Equity  Incentive  Plan;  and

5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on
* are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the special meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,


/s/MICHAEL S. PAGNANO
---------------------
Michael S. Pagnano
Chairman of the Board

Longwood, Florida
June 6, 2006

                           THE WORLD GOLF LEAGUE, INC.
                         2139 STATE ROAD 434, SUITE 101
                             LONGWOOD, FLORIDA 32779
                                  (407) 331-6272

            PROXY STATEMENT FOR 2006 SPECIAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 special meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2006. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

*, 2006, * A.M. New York time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME. To consider adopting the amendment to the Certificate of Incorporation that would change the name of the Company from The World Golf League, Inc. to WGL, Inc.

2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. To consider adopting the amendment to the Certificate of Incorporation that would change the number of shares of authorized common stock from 2,500,000,000 to 10,000,000,000.

3. RATIFICATION OF AUDITORS. To ratify the selection of Malone & Bailey, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006;

4. ADOPTION OF 2006 EQUITY INCENTIVE PLAN. To adopt the 2006 Equity Incentive Plan; and

5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO  CAN  VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR  BOARD  OF  DIRECTORS  HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENTS OF THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY NAME AND INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN.

HOW  DO  I  VOTE  BY  PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For each item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

- "FOR" the amendment of the Company's Certificate of Incorporation to change the Company name from The World Golf League, Inc. to WGL, Inc.;

- "FOR" the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 2,500,000,000 to 10,000,000,000;

- "FOR" the ratification of Malone & Bailey, PC as our independent registered public accounting firm; and

-    "FOR" the  adoption  of  our  2006  Equity  Incentive  Plan.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW  DO  I  CHANGE  OR  REVOKE  MY  PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 2139 State Road 434, Suite 101, Longwood, Florida 32779.

WHAT  CONSTITUTES  A  "QUORUM"  FOR  THE  ANNUAL  MEETING?

The representation, in person or by proxy, of one-third of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW  MANY  VOTES  ARE  REQUIRED?

- The proposal to amend the Certificate of Incorporation to change the Company name from The World Golf League, Inc. to WGL, Inc. will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

- The proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 2,500,000,000 to 10,000,000,000 shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

- The ratification of the director's selection of Malone & Bailey, PC as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

- The adoption of the 2006 Equity Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO  PAYS  FOR  THE  SOLICITATION  OF  PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN  ARE  STOCKHOLDER  PROPOSALS  FOR  THE  2007  ANNUAL  MEETING  DUE?

Any stockholder proposals for the 2007 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Michael S. Pagnano, The World Golf League, Inc., 2139 State Road 434, Suite 101, Longwood, Florida 32779 no later than December 31, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.


               PROPOSAL 1: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                     TO CHANGE THE NAME OF THE COMPANY FROM
                    THE WORLD GOLF LEAGUE, INC. TO WGL, INC.
                           (ITEM 1 ON THE PROXY CARD)

     On June 1, 2006, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to change the name of the Company from The World Golf League, Inc. to WGL, Inc. Subject to shareholder approval,
Article I would be amended to read as follows and would be filed with the Delaware Secretary of State:

               "FIRST:  The  name  of  the  Corporation  is  WGL,  Inc."

     The amendment to the Company's Certificate of Incorporation, as amended, will change the Company's name from The World Golf League, Inc. to WGL, Inc. The Company believes that the name change would be in the best interests of the Company because the new name reflects the shift in the focus of the business away from golf leagues to golf entertainment. The name change will become effective when the Certificate of Amendment to the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. The Company intends to file the Certificate of Amendment promptly after the stockholders approve the name change at which time the Company will also change its name and stock symbol on the Over-The-Counter Bulletin Board.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM "THE WORLD GOLF LEAGUE, INC." TO "WGL, INC."

               PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                COMMON STOCK FROM 2,500,000,000 TO 10,000,000,000
                           (ITEM 2 ON THE PROXY CARD)

     On June 1, 2006, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares of common stock. Subject to shareholder approval, Article Fourth would be amended to read as follows and would be filed with the Delaware Secretary of
State:

                "FOURTH:   The  Corporation  is  authorized   to   issue
                 two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                 The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                 Class          Par Value          Authorized Shares
                 -----          ---------          -----------------
                 Common         $0.001               10,000,000,000
                 Preferred      $0.001                   10,000,000
                                                   -----------------

                 Totals:                            10,010,000,000"

     The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

     As of June 2, 2006, a total of 2,499,994,293 shares of the Company's currently authorized 2,500,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

     Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

     -    Convertible  Notes

     To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with DLC Capital Group, LLC on May 18, 2006 for the sale of (i) $400,000 in convertible notes and (ii) warrants to buy 700,000,000 shares of our common stock. The investors are obligated to provide us with an aggregate of $400,000 as follows:

     -    $145,000  was  funded  on  May  18,  2006;

     - $55,000 will be funded upon the filing of a registration statement registering for resale the shares of common stock underlying the convertible notes and warrants; and

     - $200,000 will be funded within five business days of the effectiveness of the registration statement.

     Accordingly, we have received gross proceeds of $145,000 pursuant to the Securities Purchase Agreement. We also issued to DLC Capital 40,000,000 shares of common stock as a commitment fee in connection with the transaction.

     The notes bears interest at 10% per annum, payable monthly in arrears, mature three years from the date of issuance, and are convertible into our common stock, at the holder's option, at the lower of (i) $0.15; (ii) seventy percent (70%) of the average of the five (5) lowest VWAPs of our common stock during the 20 most recent completed trading days prior to conversion, (iii) seventy percent (70%) of the VWAP of our common stock for the most recent completed trading day prior to conversion, or (iv) seventy percent (70%) of the most recent closing bid price of our common stock prior to conversion. Notwithstanding the foregoing, in the event that the conversion price is less than $0.001, then the holder may not convert any portion of the convertible note. This minimum conversion price may be waived by us, in our sole discretion, at any time. As of June 2, 2006, the conversion price is below $0.001. If we were to waive the minimum conversion price, as of June 2, 2006, the $400,000 in convertible notes would be convertible into approximately 952,380,953 shares of common stock. In the event that we waive the minimum conversion price for one or more converstions, it will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

     The full principal amount of the convertible notes are due upon default under certain terms of the convertible notes. We are obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, no later than thirty (30) days from May 18, 2006 and to have it declared effective no later than one hundred twenty (120) days from May 18, 2006. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the convertible notes be paid in either cash or common stock.

     The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR CONVERTIBLE NOTES, AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

     As of June 2, 2006, we had 2,499,994,293 shares of common stock issued and outstanding and convertible notes outstanding that may be converted into an estimated 145,000,000 shares of common stock at the minimum coversion price of $0.001, and outstanding warrants to purchase 253,750,000 shares of common stock and an obligation to issue convertible notes outstanding that may be converted into an estimated 255,000,000 shares of common stock at the minimum coversion price of $0.001 along with warrants to purchase 446,250, 000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the convertible notes may increase if the market price of our stock declines and we waive the minimum coversion price. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction upon an effective registration statement. The sale of these shares may adversely affect the market price of our common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

     The issuance of shares upon conversion of the convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the holder may ultimately convert and sell the full amount issuable on conversion. Although the holder may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.99% of our outstanding common stock, this restriction does not prevent the holder from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the hold could sell more than this limit while never holding more than this limit. If we waive the minimum conversion price, there is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE
ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

     In May 2006, we entered into a Securities Purchase Agreement for the sale of an aggregate of $400,000 principal amount of convertible notes. The secured convertible notes are due and payable, with 10% interest, three years from the date of issuance, unless sooner converted into shares of our common stock.

Although we currently have $145,000 secured convertible notes outstanding, the investor is obligated to purchase additional convertible notes in the aggregate of $255,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related secured convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 2,500,000,000 TO 10,000,000,000.

   PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                           (ITEM 3 ON THE PROXY CARD)

     The Board of Directors has appointed the firm of Malone & Bailey, PC as the independent registered public accounting firm of the Company for the year ending December 31, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Manning Elliott is not expected to attend the annual meeting.

     The  Company  does  not  have  an  audit  committee.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005

The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

AUDIT  FEES

     The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $69,577 and $25,500, respectively.

AUDIT-RELATED  FEES

     Our independent registered public accounting firm did not bill the Company for any other audit-related work during fiscal years ended December 31, 2005 or 2004.

TAX  FEES

     Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended December 31, 2005 or 2004.

ALL  OTHER  FEES

     Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended December 31, 2005 or 2004.

RECOMMENDATION  OF  THE  BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                                 PROPOSAL NO. 4
                   APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN
                           (ITEM 4 ON THE PROXY CARD)

At the Annual Meeting, the Company's stockholders are being asked to approve the 2006 Equity Incentive Plan (the "2006 Incentive Plan") and to authorize 500,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2006 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2006 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at 2139 State Road 434, Suite 101, Longwood, Florida 32779.

GENERAL

The 2006 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 500,000,000 shares of Common Stock for issuance under the 2006 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2006 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

The primary purpose of the 2006 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2006 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

The 2006 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2006 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2006 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2006 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2006 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2006 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2006 Incentive Plan.

TERMS OF OPTIONS

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2006 Incentive
Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2006 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2006 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2006 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL  INCOME  TAX  ASPECTS  OF  THE  2006  INCENTIVE  PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2006 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER
THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2006 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2006 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2006 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2006 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

REQUIRED VOTE

The approval of the 2006 Incentive Plan and the reservation of 500,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2006 Equity Incentive Plan.

                          RECOMMENDATION OF THE BOARD:

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 EQUITY INCENTIVE PLAN.

                                   MANAGEMENT

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

Our executive officers and directors are as follows:


      Name                           Age              Office(s) Held
      ----------------------         --------         -------------------------

      Michael S. Pagnano             55               President, Chief Executive
      Officer and Director

      King Simmons                   43               Director


MICHAEL S. PAGNANO has served as our Chief Executive Officer and Director since January 31, 2003. Between December, 1999 and January, 2003, Mr. Pagnano served as Chief Executive Officer and Director of World Golf Florida. Prior thereto, from May 1986 through December 1999, Mr. Pagnano served as the President of Competitive Strategies Corp. Mr. Pagnano received a Bachelors degree in Business Administration from St. Peters College.

KING SIMMONS has served as a Director of the Company since February 2003. Mr. Simmons has served as General Manager for American Golf Corp since May 1995, except for the period from January 2004 to December 2004 when he served as General Manager of Meadowbrook Golf Corp. Mr. Simmons is a former NFL football player and a member of the P.G.A., the NFL Alumni, and the NFL Players Association. Mr. Simmons received a Bachelors degree from Texas Tech University.

                BENEFICIAL OWNERSHIP OF COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 2, 2006

- by each person who is known by us to beneficially own more than 5% of our common stock;

-    by each  of  our  officers  and  directors;  and

-    by all  of  our  officers  and  directors  as  a  group.


                                                                      PERCENTAGE
                                                       NUMBER OF          OF
                                       TITLE OF         SHARES           CLASS
NAME AND ADDRESS OF OWNER               CLASS          OWNED (1)       OWNED (2)
------------------------------        --------         ---------      ----------

Michael S. Pagnano                    Common Stock     50,662,518 (3)     11.59%
2139 State Road 434, Suite 101
Longwood, Florida 32779

 William Page                         Common Stock      2,280,851              *
2139 State Road 434, Suite 101
Longwood, Florida 32779

   King Simmons                       Common Stock       172,157               *
2139 State Road 434, Suite 101
Longwood, Florida 32779

    All Officers and Directors        Common Stock     53,115,526(3)      32.06%
As a Group (3 persons)

Michael S. Pagnano                    Preferred Stock    5,000,000          100%


* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 2, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)  Based  upon  2,499,994,293  shares  issued and outstanding on June 2, 2006.

(3) Includes 3,443,150 shares held of record by Maryann R. Pagnano, the wife of Michael S. Pagnano, our Chief Executive Officer.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2005. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(M)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.


                           SUMMARY COMPENSATION TABLE:

                                                                  ANNUAL COMPENSATION

                                                              Other
                                                              Annual       Restricted    Options      LTIP
   Name & Principal                Salary        Bonus        Compen-        Stock         SARs      Payouts      All Other
       Position           Year     ($)(1)         ($)         sation ($)    Awards($)       (#)        ($)      Compensation
------------------------ ------- ------------ ------------  ------------  -----------  -----------   --------   ------------
Michael Pagnano           2005   104,500         50,000 (2)      -            -             -           -             -
  President and CEO       2004   198,612 (3)       0             -            -             -           -             -
                          2003   160,750 (4)       0             -            -         4,000,000 (4)   -             -
------------------------ ------- ------------ ------------  ------------  -----------  -----------   --------    -----------


(1) Does not include perquisites and other personal benefits in amounts less than 10% of the total annual salary and other compensation.

(2) In August 2005, the Board of Directors, via unanimous written consent to action without a meeting, approved a bonus of $25,000 to Michael S. Pagnano, effective September 1, 2005, and a bonus of $25,000 to him effective December 1, 2005 for his services as our Chief Executive Officer.

(3)  Includes  an  automobile  allowance  of  $28,850  for  a 2003 5-Series BMW.

(4) In August 2003, we granted Michael S. Pagnano stock options to buy 4,000,000 shares of our common stock at an exercise price of $0.051 per share. In August 2003, Mr. Pagnano exercised 2,700,000 of these options in lieu of $80,942 owed to him by us and compensation of $56,758 was recorded. In February 2004, Mr. Pagnano exercised his option to acquire the remaining 1,300,000 shares of common stock. In lieu of cash, a payable to Mr. Pagnano of $38,061 was reduced to $-0-and the remaining $28,239 was recorded as compensation expense.

EMPLOYMENT AGREEMENTS

Michael  S.  Pagnano

Effective July 29, 2003, Mr. Pagnano and the Company entered into a three-year employment agreement pursuant to which Mr. Pagnano serves as the Chief Executive Officer and a Director of the Company. The terms of the employment agreement provide that Mr. Pagnano receive base compensation of $15,000 per month for the first year, $16,500 per month for the second year, and $18,150 per month for the third year in equal semi-monthly installments, four
(4) weeks of paid vacation, and $30,000 upon execution of the employment agreement as a bonus to be used towards the purchase of a car. Mr. Pagnano is also entitled to participate in any health insurance or other employee benefit plan which the Company may adopt and any incentive program or discretionary bonus program of the Company which may be implemented by the Company's board of directors. Mr. Pagnano may renew the employment agreement by providing the Company with written notice at least thirty (30) days, but not more than sixty
(60) days, before the end of the three-year term. Mr. Pagnano may terminate his employment for "good reason" by giving the Company ten (10) days written notice if: (i) he is assigned, without his express written consent, any duties materially inconsistent with his positions, duties, responsibilities, or status with the Company or a change in his reporting responsibilities or titles as in effect as of July 29, 2003; (ii) his compensation is reduced; or (iii) the Company does not pay any material amount of compensation due under the employment agreement and then fails either to pay such amount within the ten
(10) day notice period required for termination or to contest in good faith such notice. The Company may terminate the employment agreement without cause. In the event of termination for good reason by Mr. Pagnano or without cause by the Company, the Company is obligated to pay Mr. Pagnano a severance payment equal to $45,000 if within the first year, $49,500 if within the second year, $54,450 if within the third year of employment in addition to all payments of salary earned by Mr. Pagnano through such date of termination in one lump sum payment.

DIRECTORS' COMPENSATION

     We currently do not have in effect a policy regarding compensation for serving on our board of directors. However, we do reimburse our directors for their reasonable expenses incurred in attending meetings of our board and our non-employee directors are periodically granted shares or options to purchase shares of our common stock.

OPTION GRANTS IN LAST FISCAL YEAR

     None.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     None.

STOCK OPTION PLANS

     Our Board of Directors approved a 2004 Stock Incentive Plan, which provides for 150,000,000 shares of common stock to be issued pursuant to stock options or stock grants. The stock incentive plan is administered directly by our board of directors.

     Subject to the provisions of the stock incentive plan, the board will determine who shall receive stock options and stock grants, the number of shares of common stock that may be purchased under the options or the number of shares of common stock granted, the time and manner of exercise of options and exercise prices.

     As of June 2, 2006, we have issued 150,000,000 stock grants pursuatn to our 2004 Stock Incentive Plan and 0 shares of common stock are eligible to be issued pursuant to the plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons will be approved by a majority of disinterested members of the Board of Directors.

     In February 2004, Mr. Pagnano exercised the remainder of his option granted under the 2003 Stock Option Plan and acquired 1,300,000 shares of common stock at $0.051 per share. In lieu of cash, a payable to Mr. Pagnano of $38,061 was reduced to $-0- and the remaining $28,239 was recorded as compensation expense.

     During the year ended December 31, 2004, Mr. Pagnano, our Chief Executive Officer was paid $195,225 in consulting fees, for consulting services rendered to the Company. During the year ended December 31, 2004, Mr. Pagnano was paid $33,000 to repay an advance which was made to the Company by Mr. Pagnano during 2004.

     In August 2005, the Board of Directors, via unanimous written consent to action without a meeting, approved a bonus of $25,000 to Michael S. Pagnano, effective September 1, 2005, and a bonus of $25,000 to him effective December 1, 2005 for his services as our Chief Executive Officer.

     On November 1, 2005, we held an annual meeting. Michael S. Pagnano and King
D. Simmons were re-elected as directors at the meeting. We do not have any other directors. We filed a Form 8-K on November 7, 2005 and in "Item 8.01 Other Events" we provided a brief description of each matter voted upon at the Annual meeting, the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, and included a separate tabulation with respect to each nominee for directorship.

     During the year ended December 31, 2005, Mr. Pagnano, our Chief Executive Officer, advanced $20,000 to the Company, which is non-interest bearing, and payable on demand.

ANNUAL REPORT ON FORM 10-KSB

     The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

     The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                       BY ORDER OF THE BOARD OF DIRECTORS


/s/MICHAEL S. PAGNANO
---------------------
Michael S. Pagnano
Chairman of the Board


Dated: June 6, 2006
Longwood, Florida

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           THE WORLD GOLF LEAGUE, INC.

     The undersigned, President of The World Golf League, Inc. (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the corporation is:

                           THE WORLD GOLF LEAGUE, INC.

     SECOND: The Certificate of Incorporation of the Corporation is hereby amended by replacing Article First, in its entirety, with the following:

          :FIRST: The name of the corporation is:  WGL, INC."


     THIRD: The Certificate of Incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

              "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

          The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

                Class          Par Value          Authorized Shares
                -----          ---------          -----------------
                Common         $0.001               10,000,000,000
                Preferred      $0.001                   10,000,000
                                                  -----------------

                Totals:                            10,010,000,000"

     FOURTH: The foregoing Amendment to the Certificate of Incorporation was authorized by the Board of Directors and duly adopted by vote of the holders of in excess of fifty percent (50%) of the Company's outstanding stock entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Michael S. Pagnano,
its  Chief  Executive  Officer,  this        day  of             ,  2006.
                                     --------       ------------

                         THE WORLD GOLF LEAGUE, INC.


                         ---------------------------------
                         Michael S. Pagnano
                         Chief Executive Officer

                           THE WORLD GOLF LEAGUE, INC.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                     *, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MICHAEL S. PAGNANO and KING SIMMONS and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2006, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE  BOARD  OF  DIRECTORS  RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

Proposal (1) Amending the Certificate of Incorporation to change the name from The World Golf League, Inc. to WGL, Inc.

                   FOR|   |     AGAINST|   |     ABSTAIN|   |
                       ---              ---              ---

Proposal (2) Amending the Certificate of Incorporation to increase the number of authorized shares of common stock from 2,500,000,000 to 10,000,000,000

                   FOR|   |     AGAINST|   |     ABSTAIN|   |
                       ---              ---              ---

Proposal (3) Ratification of the appointment of Malone & Bailey, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.

                   FOR|   |     AGAINST|   |     ABSTAIN|   |
                       ---              ---              ---

Proposal (4) Adopting the 2006 Equity Incentive Plan.

                   FOR|   |     AGAINST|   |     ABSTAIN|   |
                       ---              ---              ---

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1), (2), (3) and (4). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [                ]    DATE:        , 2006
                                        ----------------          --------

Signature (Joint owners)               [                ]    DATE:        , 2006
                                        ----------------          --------